SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
SEGMENT INFORMATION	SEGMENT INFORMATION
Our chief operating decision maker, or the CODM, measures performance based on our overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group and we only have one reportable segment.

Our vessels operate worldwide and therefore management does not evaluate performance by geographical region as this information is not meaningful.
For the year ended December 31, 2019, no customer accounted for 10 percent or more of our consolidated revenues. For the years ended December 31, 2018 and 2017, one customer accounted for 10 percent or more of our consolidated revenues in the amounts of $65.8 million and $59.7 million, respectively.